                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             September 13, 1999
                                                -------------------------------

                            INCO HOMES CORPORATION
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


         Delaware                     0-21378                        33-0534734
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                   (IRS Employer
    of Incorporation)               File Number)            Identification No.)


1282 West Arrow Highway, Upland, California                               91786
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code         (909) 981-8989
                                                   ----------------------------


                                   no change
-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)


                                                           Total pages:     3  .
                                                                         ------

                                       1.

Item 5.  Other Events

  Inco Homes announced that it is closing down operations as its efforts to raise capital have been unsuccessful. Therefore, projects the Company was building for others for a fee are being returned to the owners, one project was sold to its second trust deed lender and another project is being deeded to its second trust deed lender who intends to build it out with another builder. Land that the Company owns is being offered for sale.

  As of today, the Company's liabilities exceed its assets by a significant amount and it is unlikely that shareholders will receive anything upon liquidation or dissolution of the Company.

                                       2.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INCO HOMES CORPORATION


Date: September 13, 1999                      By:   /s/ Ira C. Norris
                                                 -------------------------------
                                                 Ira C. Norris
                                                 President and Chief Executive
                                                 Officer

                                       3.